LEGG MASON PARTNERS MONEY MARKET TRUST
WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SUPPLEMENT DATED MARCH 22, 2010
TO THE SUMMARY PROSPECTUS

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated July 29, 2009, as amended on November 10, 2009, November 23, 2009 and November 25, 2009 and as may be amended or further supplemented, the fund’s statement of additional information, dated July 29, 2009, as supplemented on March 12, 2010 and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated March 31, 2009, are incorporated by reference into this Summary Prospectus.

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